UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011 (October 14, 2011)

Lightwave Logic, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	0-52567	82-049-7368
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Ruthar Drive, Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 302-356-2717

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On October 13, 2011, the registrant’s board of directors re-appointed Thomas E. Zelibor to the Company’s Operation Committee to serve for a period of not more than 120 days pursuant to the previously adopted Statement of Operations Committee Work that sets forth his scope of work and compensation terms relating to his service as a member of the Operations Committee.

Item 9.01 Financial Statements and Exhibits

Exhibit No.

Description

99.1

Statement of Operations Committee Work (incorporated by reference to our Form 8-K filed on June 16, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTWAVE LOGIC, INC.

By: /s/ James S. Marcelli

   ----------------------------------

   James S. Marcelli

Dated: October 19, 2011